UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04519

T. Rowe Price Capital Appreciation Fund

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Report to Shareholders

Capital Appreciation Fund	December 31, 2016

The views and opinions in this report were current as of December 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

In looking back at 2016, it was a year of extremes, major geopolitical surprises, and above-average equity market returns led by low-quality stocks. In mid-2016, the UK’s decision to leave the European Union caused government bond yields to fall to record or near record lows across the developed world. Six months later, as we exited 2016, government bond yields in most of the developed world had doubled or more than doubled off the bottom due to the U.S. presidential election of Donald Trump and the resulting expectations for faster economic growth, a less dovish Federal Reserve, and the prospect of higher inflation. Financial stocks, such as banks and insurance companies, floundered in the first half of the year but were up 21% in the fourth quarter alone following the election of Trump and the prospect for higher interest rates, less regulation, and lower corporate tax rates.

Oil prices that were in free fall in January and February recovered as U.S. shale production began to decline and OPEC agreed late in the year to cut production in 2017. The high yield market, which had become correlated with the price of oil, was weak in the early part of the year, with credit spreads remaining above historical levels, but ended the year up strongly, with spreads well below normalized levels.

The S&P 500 Index returned 11.96% in 2016, which is likely to be the second consecutive year of near-zero underlying earnings per share (EPS) growth. As we highlighted previously, the market’s return was highly concentrated in low-quality stocks. Companies that are losing money were up 38%. Stocks within the highest quintile of beta—a measure of volatility—were up 17.5%. Companies with low returns on equity (ROE) substantially outperformed companies with high ROE. In addition, health care was the worst-performing sector in the S&P 500 despite strong earnings growth and the election of a Republican president.

The return profile of the S&P 500 in 2016 was much more akin to what one normally experiences early in an economic recovery immediately following a recession. However, this recent rally has occurred six to seven years into an economic expansion where corporate profits are at record levels. While there is clearly potential for stronger economic growth due to less regulation and lower taxes, the magnitude of that is somewhat limited given how many economic variables are close to peak levels based on history (e.g., auto sales, the unemployment rate, nonresidential construction, etc.). Moreover, the Fed has already begun to tighten monetary policy and will likely accelerate its pace of tightening if economic growth picks up. Tighter monetary policy may offset some of the prospective benefits from lower taxes and less regulation as higher interest rates are likely to negatively impact housing sales, automotive demand, and other interest rate-sensitive sectors of the economy.

We find ourselves in an unusual and challenging environment to create strong absolute returns given how high valuations are in equities and how tight fixed income spreads are given very lofty expectations for future economic and profit growth, and very muted investor concerns surrounding potential headwinds from geopolitical risks, the impact from a stronger U.S. dollar, multiple China risks, higher interest rates, and higher inflation rates.

There will always be volatility in the macro environment, in geopolitics, and from whatever thematic investment themes that short-term speculators are playing. While we have views on these issues, these views do not dictate how we invest because the outcomes are typically unpredictable, and we have no sustainable competitive advantage on these issues. We are bottom-up security investors looking for the most attractive risk-adjusted returns across asset classes, with a particular focus on preserving our investors’ capital over the intermediate term and taking advantage of sustainable market inefficiencies that we strive to exploit for the benefit of our shareholders long-term.

Before we discuss fund performance, I would like to review the three goals of the Capital Appreciation Fund:

(1) Generate strong risk-adjusted returns annually

(2) Preserve shareholder capital over the intermediate term (i.e., three years)

(3) Generate equity-like returns with less risk than that of the overall market over a full market cycle (i.e., normally five years)

We are pleased (and a little surprised!) to report that the Capital Appreciation Fund still outperformed in 2016 on a risk-adjusted basis despite being conservatively positioned and despite the very low-quality nature of the market’s return. However, the magnitude of our outperformance was much less than in prior years and much less than we strive to generate. In 2016, your fund generated an 8.22% return relative to the S&P 500’s 11.96% return. (The performance of the Advisor and I Class shares will vary due to different fee structures and other factors.) While your fund lagged the S&P 500 in absolute terms, it outperformed the market on a risk-adjusted basis over this period, generating 69% of the market’s return while only taking on 65% of the market’s risk. We arrived at this risk number by comparing the standard deviation of the S&P 500 (13.07) with that of the fund (8.49) for the 12-month period. Standard deviation indicates the volatility of a portfolio’s total returns as measured against its mean performance. In general, the higher the standard deviation, the greater the volatility or risk.

Using a more academic measure of the fund’s risk-adjusted return, your fund produced a Sharpe ratio of 0.94 versus 0.89 for the S&P 500. The Sharpe ratio measures how much a portfolio’s return is above or below the risk-free Treasury rate (excess return) per unit risk (measured by standard deviation). In general, the larger the number, the better the portfolio’s historical risk-adjusted return.

As for our second goal—capital preservation over the intermediate term—your fund generated a 28.06% cumulative return over the last three years. This has been a relatively simple goal to achieve given how strong equity market returns have been over this time period.

As for our final goal—equity-like returns with less risk than the market over a full market cycle—your fund generated a 79.84% cumulative return over the last five years versus 98.18% for the S&P 500. Based on annualized returns of 12.45% for your fund versus 14.66% for the S&P 500, your fund generated 85% of the market’s return over the last five years while taking on 62% of the market’s risk. While market and economic cycles have historically lasted around five years on average, we also tend to think about a full market cycle encompassing at least one materially negative return year. As your fund is not a pure equity fund, it is almost impossible to match the equity market’s return over any period in which we did not have at least one equity market correction. Hence, if we were to extend the analysis to encompass 2008 and measure the last nine years of fund performance, we would have accomplished this last goal by delivering 117% of the market’s return over this period while only taking on 70% of the market’s risk.

For the 1-, 3-, 5-, and 10-year periods ended December 31, 2016, we outperformed our Lipper and Morningstar peers over every period. However, let me reiterate that we do not manage your fund to beat these benchmarks. The Capital Appreciation Fund has very different objectives than most of its benchmark peers. It is a unique fund with a clear focus on strong risk-adjusted returns, intermediate-term capital preservation, and long-term capital appreciation that does not neatly fit into any current benchmark.

Within the equity portion of the portfolio, consumer discretionary stocks generated strong returns for us in 2016. While the sector underperformed the S&P 500, strong stock selection more than overcame this as our consumer discretionary holdings outperformed the sector and the overall market.

Amazon.com was a new holding for your fund in 2016. We took advantage of a major sell-off in growth stocks in early 2016 to begin a position in this extremely well-positioned company. Revenues and cash flows continued to grow at a rapid pace throughout the year and the stock rallied to new highs later in the year. We readily acknowledge that Amazon is not a classic Capital Appreciation stock, as it lacks the traditional valuation support and easily quantifiable downside found in almost every other equity investment that we have made. That is a principal reason why we have chosen to maintain a modest overweight as opposed to a material overweight as we do with other high-conviction, long-term investments. While Amazon is not classically inexpensive, the size of the market opportunity available and Amazon’s sustainable competitive advantage in both cloud computing and e-commerce make it unlike anything in which Capital Appreciation has invested before either. We strongly believe that our ownership of Amazon is in the best interests of our shareholders, but one should not expect a number of Amazon-like investments in the future. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our holdings in the utilities sector also performed well in 2016, outperforming the market and the sector as a whole. PG&E outperformed as the financial, regulatory, and sentiment overhang from the San Bruno accident in 2010 finally cleared. This resulted in PG&E being able to get back on a path of attractive dividend and earnings growth. While PG&E outperformed in 2016, we still feel very good about PG&E and maintain a large bet. The company trades at a discount to most utilities despite the prospect for faster earnings and dividend growth and less stranded generation risk as it owns virtually no power generation assets (all wires, pipes).

Our holdings in the top-performing energy sector outperformed the sector, but our material underweight overwhelmed this, and our energy exposure was a net negative to relative performance. Canadian Natural Resources had a very strong year as oil prices recovered and management made significant operational progress in bringing its Horizon Oil Sands project on line, which should result in a step change in free cash flow in 2018 and beyond. We continue to be underweight energy as we believe that the vast majority of energy companies are pricing in very elevated long-term oil prices, energy stocks tend to decline materially in value during downturns, and we believe the intermediate- to long-term supply/demand dynamics are very negative for oil securities. Against that backdrop, we think Canadian Natural Resources is by far the best house in a bad neighborhood with a very strong management team, strong free cash flow generation, and a shareholder-friendly capital allocation strategy.

Our fixed income investments outperformed the Bloomberg Barclays U.S. Aggregate Bond Index for the year. Our fixed income securities were up 7.23% relative to 2.65% for the index. A healthy exposure to high-quality BB bonds, a shorter fixed income duration than the index, and strong security selection all aided performance. We have continued to maintain a short duration within our fixed income holdings. However, to the extent that interest rates continue to rise, you should expect us to increase our duration and lower our cash reserve levels to take advantage of higher yields.

PORTFOLIO STRATEGY AND OUTLOOK

While there is clearly less value in equity and fixed income markets than in prior years, we do not invest in broad market indexes and do not hug benchmarks. As a result, even in overvalued markets, our team is focused on finding attractive investment opportunities across asset classes where the risk/reward trade-off is compelling. In addition, given our concerns about valuations and elevated expectations, we continue to favor stocks with more defensive characteristics that should perform better in an economic or market decline, with a focus on higher-quality companies that deploy capital intelligently. Our largest sector overweight positions versus the S&P 500 are in health care, consumer staples, and utilities, where valuations are inexpensive relative to history. These sectors also tend to hold up better in market corrections.

We continue to have a large position in high-quality noninvestment-grade bonds and loans. However, as the high yield market recovered in 2016 and spreads compressed from above normal levels to well below normal levels, this class of bonds and loans is less compelling than it used to be. If spreads stay tight and interest rates fail to rise, we would expect our exposure to these types of bonds and loans to decline over the course of 2017.

IN CLOSING

We would like to thank the members of the fund’s Investment Advisory Committee for their valuable input in 2016. This team, which comprises portfolio managers, quantitative analysts, fixed income analysts, associate analysts, and equity analysts with many decades of combined investment experience, is responsible for the oversight of your fund and is supported by a growing equity and fixed income platform of more than 200 analysts.

Respectfully submitted,

David R. Giroux
Chairman of the fund’s Investment Advisory Committee

Steven D. Krichbaum
Associate portfolio manager

January 30, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

GLOSSARY

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Morningstar Allocation–50% to 70% Equity Category Average: Tracks the performance of funds that seek capital appreciation and income by investing in multiple asset classes, including stocks, bonds, and cash. Equity exposures range from 50% to 70%.

Sharpe ratio: A measure of the risk-adjusted return of a portfolio. The Sharpe ratio measures how much a portfolio’s return is above or below the risk-free Treasury rate (excess return) per unit risk (measured by standard deviation). In general, the larger the number, the better the portfolio’s historical risk-adjusted return.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Standard deviation: A measure of risk that indicates the volatility of a portfolio’s total returns as measured against its mean performance. In general, the higher the standard deviation, the greater the volatility or risk.

Note: Bloomberg Index Services Ltd. Copyright 2017, Bloomberg Index Services Ltd. Used with permission.

Portfolio Highlights

## TWENTY-FIVE LARGEST HOLDINGS

| | Percent of Net Assets 12/31/16 |
|---|---|
| Microsoft | 2.9% |
| Alphabet | 2.6 |
| Marsh & McLennan | 2.5 |
| Fiserv | 2.3 |
| Bank of New York Mellon | 2.3 |
| PG&E | 2.2 |
| Abbott Laboratories | 2.1 |
| Philip Morris International | 2.0 |
| Altria Group | 1.9 |
| Danaher | 1.8 |
| Visa | 1.8 |
| UnitedHealth Group | 1.8 |
| Amazon.com | 1.7 |
| Becton, Dickinson & Company | 1.6 |
| Walgreens Boots Alliance | 1.6 |
| Thermo Fisher Scientific | 1.5 |
| O'Reilly Automotive | 1.5 |
| Zoetis | 1.5 |
| Ford Motor Credit | 1.4 |
| Aetna | 1.3 |
| PerkinElmer | 1.3 |
| Mondelez International | 1.3 |
| Wells Fargo | 1.2 |
| Yum! Brands | 1.2 |
| Cigna | 1.1 |
| Total | 44.4% |

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

**Investor Class**

| | Year Ended 12/31/16 | 12/31/15 | 12/31/14 | 12/31/13 | 12/31/12 |
|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | |
| Beginning of period | $ 25.05 | $ 26.13 | $ 25.66 | $ 22.25 | $ 20.62 |
| Investment activities | | | | | |
| Net investment income[1] | 0.44[2] | 0.37[2] | 0.39[2] | 0.30[2] | 0.39[2] |
| Net realized and unrealized gain / loss | 1.62 | 1.02 | 2.70 | 4.65 | 2.63 |
| Total from investment activities | 2.06 | 1.39 | 3.09 | 4.95 | 3.02 |
| Distributions | | | | | |
| Net investment income | (0.41) | (0.38) | (0.37) | (0.29) | (0.41) |
| Net realized gain | (0.51) | (2.09) | (2.25) | (1.25) | (0.98) |
| Total distributions | (0.92) | (2.47) | (2.62) | (1.54) | (1.39) |
| **NET ASSET VALUE** | | | | | |
| **End of period** | **$ 26.19** | **$ 25.05** | **$ 26.13** | **$ 25.66** | **$ 22.25** |

**Ratios/Supplemental Data**

| | | | | | |
|---|---|---|---|---|---|
| **Total return[3]** | **8.22%[2]** | **5.42%[2]** | **12.25%[2]** | **22.43%[2]** | **14.70%[2]** |
| Ratio of total expenses to average net assets | 0.70%[2] | 0.70%[2] | 0.70%[2] | 0.71%[2] | 0.71%[2] |
| Ratio of net investment income to average net assets | 1.69%[2] | 1.39%[2] | 1.44%[2] | 1.22%[2] | 1.73%[2] |
| Portfolio turnover rate | 61.6% | 67.1% | 72.0% | 57.1% | 60.3% |
| Net assets, end of period (in millions) | $ 23,835 | $ 23,084 | $ 21,810 | $ 18,352 | $ 13,380 |

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses permanently waived 0.00%, 0.00%, 0.00%, 0.01%, and 0.01% of average net assets for the years ended 12/31/16, 12/31/15, 12/31/14, 12/31/13, and 12/31/12, respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

**Advisor Class**

| | Year Ended 12/31/16 | 12/31/15 | 12/31/14 | 12/31/13 | 12/31/12 |
|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | |
| Beginning of period | $ 24.81 | $ 25.90 | $ 25.47 | $ 22.11 | $ 20.51 |
| Investment activities | | | | | |
| Net investment income[1] | 0.36[2] | 0.29[2] | 0.30[2] | 0.23[2] | 0.32[2] |
| Net realized and unrealized gain / loss | 1.60 | 1.01 | 2.68 | 4.61 | 2.61 |
| Total from investment activities | 1.96 | 1.30 | 2.98 | 4.84 | 2.93 |
| Distributions | | | | | |
| Net investment income | (0.32) | (0.30) | (0.30) | (0.23) | (0.35) |
| Net realized gain | (0.51) | (2.09) | (2.25) | (1.25) | (0.98) |
| Total distributions | (0.83) | (2.39) | (2.55) | (1.48) | (1.33) |
| **NET ASSET VALUE** | | | | | |
| **End of period** | **$ 25.94** | **$ 24.81** | **$ 25.90** | **$ 25.47** | **$ 22.11** |

**Ratios/Supplemental Data**

| | | | | | |
|---|---|---|---|---|---|
| **Total return[3]** | **7.90%[2]** | **5.12%[2]** | **11.91%[2]** | **22.06%[2]** | **14.34%[2]** |
| Ratio of total expenses to average net assets | 1.00%[2] | 1.01%[2] | 1.01%[2] | 1.02%[2] | 1.02%[2] |
| Ratio of net investment income to average net assets | 1.40%[2] | 1.08%[2] | 1.13%[2] | 0.94%[2] | 1.42%[2] |
| Portfolio turnover rate | 61.6% | 67.1% | 72.0% | 57.1% | 60.3% |
| Net assets, end of period (in millions) | $ 1,329 | $ 1,275 | $ 1,180 | $ 897 | $ 421 |

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses permanently waived 0.00%, 0.00%, 0.00%, 0.01%, and 0.01% of average net assets for the years ended 12/31/16, 12/31/15, 12/31/14, 12/31/13, and 12/31/12, respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS — For a share outstanding throughout each period

**I Class**

| | Year Ended 12/31/16 | 12/17/15 Through 12/31/15 |
|---|---|---|
| **NET ASSET VALUE** | | |
| Beginning of period | $ 25.06 | $ 24.95 |
| Investment activities | | |
| Net investment income[1] | 0.52[2] | –[2][3][4] |
| Net realized and unrealized gain / loss | 1.57 | 0.11 |
| Total from investment activities | 2.09 | 0.11 |
| Distributions | | |
| Net investment income | (0.43) | – |
| Net realized gain | (0.51) | – |
| Total distributions | (0.94) | – |
| **NET ASSET VALUE** | | |
| **End of period** | **$ 26.21** | **$ 25.06** |

**Ratios/Supplemental Data**

| | | |
|---|---|---|
| **Total return**[5] | **8.34%**[2] | **0.44**[2][3] |
| Ratio of total expenses to average net assets | 0.60%[2] | 0.64%[2][3][6] |
| Ratio of net investment income to average net assets | 2.03%[2] | 0.89%[2][3][6] |
| Portfolio turnover rate | 61.6% | 67.1% |
| Net assets, end of period (in millions) | $ 1,267 | $ 3 |

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses permanently waived 0.00% and 0.00% of average net assets for the year ended 12/31/16 and for the period ended 12/31/15, respectively, related to investments in T. Rowe Price mutual funds.

(3) See Note 6. Excludes expenses waived (0.09% of average net assets) related to the contractual operating expense limitation in effect through 4/30/18.

(4) Amounts round to less than $0.01 per share.

(5) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions; it is not annualized for periods less than one year.

(6) Annualized

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

| | Shares/Par | $ Value |
|---|---|---|
| **COMMON STOCKS 63.2%** | | |
| **CONSUMER DISCRETIONARY 8.0%** | | |
| **Auto Components 0.5%** | | |
| Adient (1) | 2,437,853 | 142,858 |
| | | 142,858 |
| **Hotels, Restaurants & Leisure 1.4%** | | |
| Aramark | 4,824,200 | 172,321 |
| Yum! Brands | 2,944,071 | 186,448 |
| | | 358,769 |
| **Internet & Direct Marketing Retail 1.6%** | | |
| Amazon.com (1)(2) | 563,247 | 422,362 |
| | | 422,362 |
| **Media 0.8%** | | |
| Comcast, Class A (2) | 926,800 | 63,995 |
| Liberty Global, Series C (1) | 4,469,718 | 132,751 |
| | | 196,746 |
| **Specialty Retail 3.7%** | | |
| AutoZone (1)(2) | 323,750 | 255,695 |
| Home Depot | 1,091,896 | 146,401 |
| Lowe's (2) | 2,714,719 | 193,071 |
| O'Reilly Automotive (1) | 1,392,037 | 387,557 |
| | | 982,724 |
| Total Consumer Discretionary | | 2,103,459 |
| **CONSUMER STAPLES 11.0%** | | |
| **Beverages 1.7%** | | |
| Dr Pepper Snapple | 2,221,407 | 201,415 |
| PepsiCo (2) | 2,250,665 | 235,487 |
| | | 436,902 |

| | | |
|---|---|---|
| **Food & Staples Retailing 2.0%** | | |
| CVS Health (2) | 1,740,400 | 137,335 |
| Walgreens Boots Alliance | 4,848,159 | 401,233 |
| | | 538,568 |
| **Food Products 2.5%** | | |
| Kraft Heinz | 2,701,499 | 235,895 |
| Mondelez International | 7,503,242 | 332,619 |
| Tyson Foods, Class A | 1,669,492 | 102,974 |
| | | 671,488 |
| **Household Products 0.8%** | | |
| Reckitt Benckiser (GBP) | 2,557,840 | 216,225 |
| | | 216,225 |
| **Tobacco 4.0%** | | |
| Altria Group (2) | 7,584,166 | 512,841 |
| Philip Morris International (2) | 5,913,012 | 540,982 |
| | | 1,053,823 |
| Total Consumer Staples | | 2,917,006 |
| **ENERGY 1.4%** | | |
| **Oil, Gas & Consumable Fuels 1.4%** | | |
| Canadian Natural Resources | 6,240,149 | 198,936 |
| Total, Rights, 1/4/17 (EUR) (1) | 2,168,714 | — |
| Total (EUR) | 3,512,019 | 179,280 |
| Total Energy | | 378,216 |
| **FINANCIALS 8.0%** | | |
| **Banks 1.4%** | | |
| PNC Financial Services Group | 819,500 | 95,849 |
| Wells Fargo | 4,767,500 | 262,737 |
| | | 358,586 |

| | | |
|---|---|---|
| **Capital Markets 3.0%** | | |
| Bank of New York Mellon (2) | 11,182,696 | 529,836 |
| IHS Markit (1) | 2,664,977 | 94,367 |
| Julius Baer (CHF) | 953,207 | 42,320 |
| State Street | 1,791,534 | 139,238 |
| | | 805,761 |
| **Insurance 3.6%** | | |
| Hartford Financial Services | 819,000 | 39,025 |
| Marsh & McLennan | 9,685,323 | 654,631 |
| Willis Towers Watson | 2,145,238 | 262,320 |
| | | 955,976 |
| Total Financials | | 2,120,323 |
| **HEALTH CARE 15.5%** | | |
| **Biotechnology 0.5%** | | |
| Biogen (1) | 446,658 | 126,663 |
| | | 126,663 |
| **Health Care Equipment & Supplies 5.4%** | | |
| Abbott Laboratories | 14,236,153 | 546,811 |
| Becton, Dickinson & Company | 2,368,417 | 392,092 |
| Danaher (2) | 6,130,272 | 477,180 |
| | | 1,416,083 |
| **Health Care Providers & Services 5.1%** | | |
| Aetna | 2,726,771 | 338,147 |
| Anthem | 1,181,800 | 169,907 |
| Cigna | 2,235,100 | 298,140 |
| Humana | 369,473 | 75,384 |
| UnitedHealth Group (2) | 2,890,085 | 462,529 |
| | | 1,344,107 |
| **Life Sciences Tools & Services 2.7%** | | |
| PerkinElmer (3) | 6,470,619 | 337,443 |

| | | |
|---|---|---|
| **Professional Services 0.1%** | | |
| RELX (GBP) | 2,051,479 | 36,484 |
| | | 36,484 |
| Total Industrials & Business Services | | 888,791 |
| **INFORMATION TECHNOLOGY 11.9%** | | |
| **Internet Software & Services 2.6%** | | |
| Alphabet, Class A (1)(2) | 89,400 | 70,845 |
| Alphabet, Class C (1)(2) | 791,355 | 610,784 |
| | | 681,629 |
| **IT Services 4.8%** | | |
| Fidelity National Information | 869,800 | 65,792 |
| Fiserv (1) | 5,279,050 | 561,057 |
| FleetCor Technologies (1) | 470,552 | 66,593 |
| MasterCard, Class A | 1,817,195 | 187,625 |
| Visa, Class A (2) | 5,079,700 | 396,318 |
| | | 1,277,385 |
| **Semiconductor & Semiconductor Equipment 0.2%** | | |
| Texas Instruments (2) | 613,600 | 44,774 |
| | | 44,774 |
| **Software 3.2%** | | |
| Intuit | 864,860 | 99,122 |
| Microsoft (2) | 12,144,800 | 754,678 |
| | | 853,800 |
| **Technology Hardware, Storage & Peripherals 1.1%** | | |
| Apple (2) | 2,567,500 | 297,368 |
| | | 297,368 |
| Total Information Technology | | 3,154,956 |

| | | |
|---|---|---|
| **MATERIALS 0.4%** | | |
| **Chemicals 0.4%** | | |
| Lyondellbasell Industries, Class A (2) | 1,326,207 | 113,762 |
| Total Materials | | 113,762 |
| **REAL ESTATE 0.4%** | | |
| **Equity Real Estate Investment Trust 0.4%** | | |
| American Tower, REIT (2) | 1,050,600 | 111,027 |
| Total Real Estate | | 111,027 |
| **TELECOMMUNICATION SERVICES 0.5%** | | |
| **Diversified Telecommunication Services 0.5%** | | |
| SBA Communications (1) | 1,165,369 | 120,336 |
| Total Telecommunication Services | | 120,336 |
| **UTILITIES 2.7%** | | |
| **Electric Utilities 2.2%** | | |
| PG&E | 9,485,862 | 576,456 |
| | | 576,456 |
| **Multi-Utilities 0.5%** | | |
| DTE Energy | 1,295,400 | 127,610 |
| | | 127,610 |
| Total Utilities | | 704,066 |
| Total Common Stocks (Cost $13,298,115) | | 16,709,562 |
| **PREFERRED STOCKS 0.8%** | | |
| **FINANCIALS 0.3%** | | |
| **Banking 0.2%** | | |
| State Street | 645,200 | 16,324 |

| | | |
|---|---|---|
| State Street, Series G | 389,200 | 9,738 |
| U.S. Bancorp | 465,800 | 13,177 |
| U.S. Bancorp, Series G | 586,600 | 14,788 |
| | | 54,027 |
| **Financial Services 0.1%** | | |
| Charles Schwab, Series C | 1,050,000 | 26,533 |
| Charles Schwab, Series D | 95,800 | 2,394 |
| | | 28,927 |
| Total Financials | | 82,954 |
| **UTILITIES 0.5%** | | |
| **Electric Utilities 0.5%** | | |
| SCE Trust I (3) | 685,750 | 15,992 |
| SCE Trust II (3) | 106,560 | 2,361 |
| SCE Trust III (3) | 1,160,047 | 29,546 |
| SCE Trust IV, Series H (3) | 2,674,300 | 66,002 |
| SCE Trust V, Series K (3) | 625,000 | 15,788 |
| Total Utilities | | 129,689 |
| Total Preferred Stocks (Cost $211,530) | | 212,643 |
| **CONVERTIBLE PREFERRED STOCKS 1.5%** | | |
| **FINANCIALS 0.2%** | | |
| **Banks 0.2%** | | |
| Wells Fargo, Series L | 47,723 | 56,397 |
| Total Financials | | 56,397 |
| **REAL ESTATE 0.6%** | | |
| **Equity Real Estate Investment Trusts 0.6%** | | |
| American Tower, REIT | 1,342,048 | 138,857 |
| Total Real Estate | | 138,857 |

| | | |
|---|---|---|
| **UTILITIES 0.7%** | | |
| **Electric Utilities 0.3%** | | |
| NextEra Energy | 1,511,045 | 73,160 |
| | | 73,160 |
| **Multi-Utilities 0.4%** | | |
| DTE Energy | 2,029,551 | 107,209 |
| | | 107,209 |
| Total Utilities | | 180,369 |
| Total Convertible Preferred Stocks (Cost $368,162) | | 375,623 |
| **CORPORATE BONDS 21.8%** | | |
| Altice US Finance I, 5.375%, 7/15/23 (4) | 8,600,000 | 8,933 |
| Amazon.com, 2.60%, 12/5/19 | 30,730,000 | 31,336 |
| American Honda Finance, 0.95%, 5/5/17 | 16,455,000 | 16,442 |
| American Tower, 3.30%, 2/15/21 | 25,595,000 | 25,875 |
| AmeriGas Finance, 7.00%, 5/20/22 | 30,085,000 | 31,664 |
| Amphenol, 1.55%, 9/15/17 | 6,920,000 | 6,927 |
| Anheuser-Busch InBev Finance, 1.90%, 2/1/19 | 21,280,000 | 21,318 |
| Anheuser-Busch InBev Finance, 2.65%, 2/1/21 | 12,320,000 | 12,365 |
| Anheuser-Busch InBev Finance, VR, 2.146%, 2/1/21 | 27,110,000 | 27,800 |
| AutoZone, 1.625%, 4/21/19 | 3,250,000 | 3,218 |
| AutoZone, 2.50%, 4/15/21 | 13,695,000 | 13,561 |
| B&G Foods, 4.625%, 6/1/21 | 20,665,000 | 21,182 |
| Bank of New York Mellon, VR, 4.625%, 12/29/49 | 26,250,000 | 24,084 |
| Bank of New York Mellon, VR, 4.95%, 12/31/49 | 43,465,000 | 43,682 |
| Becton & Dickinson, 1.80%, 12/15/17 | 21,023,000 | 21,069 |
| Becton & Dickinson, 2.675%, 12/15/19 | 14,168,000 | 14,374 |
| Berkshire Hathaway Energy, 2.40%, 2/1/20 | 19,570,000 | 19,614 |
| Canadian Natural Resources, 1.75%, 1/15/18 | 7,335,000 | 7,321 |

| | | |
|---|---|---|
| Caterpillar Financial Services, 1.25%, 11/6/17 | 11,185,000 | 11,158 |
| Caterpillar Financial Services, 2.25%, 12/1/19 | 9,845,000 | 9,877 |
| CBRE Services, 5.00%, 3/15/23 | 7,672,000 | 7,893 |
| Cedar Fair, 5.25%, 3/15/21 | 44,120,000 | 45,444 |
| Centene, 4.75%, 5/15/22 | 22,250,000 | 22,472 |
| Centene, 4.75%, 1/15/25 | 27,375,000 | 26,691 |
| Centene, 5.625%, 2/15/21 | 47,570,000 | 50,186 |
| Centene, 6.125%, 2/15/24 | 46,100,000 | 48,290 |
| Cequel Communications, 6.375%, 9/15/20 (4) | 56,317,000 | 58,007 |
| Charter Communications Holdings, 5.125%, 2/15/23 | 38,600,000 | 39,661 |
| Charter Communications Holdings, 5.125%, 5/1/23 (4) | 9,300,000 | 9,556 |
| Charter Communications Holdings, 5.25%, 3/15/21 | 15,000,000 | 15,487 |
| Charter Communications Holdings, 5.25%, 9/30/22 | 54,948,000 | 57,009 |
| Charter Communications Holdings, 5.75%, 9/1/23 | 27,375,000 | 28,607 |
| Charter Communications Holdings, 5.75%, 1/15/24 | 32,375,000 | 33,994 |
| Charter Communications Holdings, 5.875%, 4/1/24 (4) | 19,675,000 | 21,003 |
| Charter Communications Holdings, 6.625%, 1/31/22 | 68,440,000 | 71,006 |
| Charter Communications Operating, 3.579%, 7/23/20 | 17,785,000 | 18,121 |
| Chevron, 1.365%, 3/2/18 | 32,625,000 | 32,584 |
| CMS Energy, 8.75%, 6/15/19 | 2,710,000 | 3,130 |
| CNH Capital, 3.25%, 2/1/17 | 35,765,000 | 35,777 |
| CNH Capital, 3.625%, 4/15/18 | 43,955,000 | 44,614 |
| CNH Industrial Capital, 3.875%, 7/16/18 | 12,550,000 | 12,754 |
| Concho Resources, 5.50%, 10/1/22 | 31,004,000 | 32,128 |
| Concho Resources, 5.50%, 4/1/23 | 93,560,000 | 96,718 |
| Concho Resources, 6.50%, 1/15/22 | 41,881,000 | 43,242 |
| Continental Airlines, 4.15%, 10/11/25 | 12,147,004 | 12,511 |
| Continental Airlines, 6.25%, 10/11/21 | 1,877,722 | 1,958 |
| Continental Airlines, 7.25%, 5/10/21 | 3,578,397 | 3,999 |
| Cox Communications, 6.25%, 6/1/18 (4) | 965,000 | 1,018 |

| | | |
|---|---|---|
| Crown Castle International, 4.875%, 4/15/22 | 57,537,000 | 61,421 |
| Crown Castle International, 5.25%, 1/15/23 | 105,887,000 | 114,755 |
| Cytec Industries, 3.95%, 5/1/25 | 27,180,000 | 26,427 |
| DaVita Healthcare Partners, 5.75%, 8/15/22 | 162,411,000 | 170,329 |
| Delta Airlines, 5.30%, 10/15/20 | 2,452,927 | 2,588 |
| Delta Airlines, 7.75%, 6/17/21 | 2,369,174 | 2,630 |
| Diamondback Energy, 4.75%, 11/1/24 (4) | 9,625,000 | 9,432 |
| Dish DBS, 4.25%, 4/1/18 | 6,425,000 | 6,570 |
| Dish DBS, 4.625%, 7/15/17 | 39,080,000 | 39,617 |
| Dollar Tree, 5.75%, 3/1/23 | 52,525,000 | 55,545 |
| Dominion Resources, STEP, 2.962%, 7/1/19 | 3,865,000 | 3,911 |
| Ecolab, 2.00%, 1/14/19 | 16,560,000 | 16,559 |
| Eli Lilly, 1.25%, 3/1/18 | 16,235,000 | 16,197 |
| Enbridge Energy Partners, 6.50%, 4/15/18 | 1,145,000 | 1,206 |
| EQT, 6.50%, 4/1/18 | 10,294,000 | 10,839 |
| EQT, 8.125%, 6/1/19 | 11,778,000 | 13,256 |
| Fiserv, 2.70%, 6/1/20 | 38,295,000 | 38,289 |
| Ford Motor Credit, 1.461%, 3/27/17 | 83,120,000 | 83,109 |
| Ford Motor Credit, 1.724%, 12/6/17 | 15,875,000 | 15,856 |
| Ford Motor Credit, 2.145%, 1/9/18 | 22,025,000 | 22,062 |
| Ford Motor Credit, 2.375%, 3/12/19 | 30,700,000 | 30,676 |
| Ford Motor Credit, 2.597%, 11/4/19 | 43,350,000 | 43,285 |
| Ford Motor Credit, 4.25%, 2/3/17 | 9,160,000 | 9,180 |
| Ford Motor Credit, 5.00%, 5/15/18 | 10,055,000 | 10,438 |
| Ford Motor Credit, 6.625%, 8/15/17 | 10,385,000 | 10,699 |
| Ford Motor Credit, VR, 1.471%, 9/8/17 | 32,250,000 | 32,252 |
| Ford Motor Credit, VR, 1.516%, 12/6/17 | 47,175,000 | 47,136 |
| Ford Motor Credit, VR, 1.627%, 3/27/17 | 62,680,000 | 62,725 |
| Fortive, 1.80%, 6/15/19 (4) | 2,665,000 | 2,651 |
| Fresenius Medical Care II, 5.625%, 7/31/19 (4) | 63,313,000 | 67,428 |

| | | |
|---|---|---|
| Fresenius Medical Care II, 5.875%, 1/31/22 (4) | 35,885,000 | 39,294 |
| Fresenius Medical Care U.S., 5.75%, 2/15/21 (4) | 8,475,000 | 9,164 |
| Grifols Worldwide Operations, 5.25%, 4/1/22 | 20,500,000 | 21,217 |
| Harris, 1.999%, 4/27/18 | 7,960,000 | 7,967 |
| HCA, 3.75%, 3/15/19 | 12,750,000 | 13,069 |
| HCA, 4.25%, 10/15/19 | 19,190,000 | 19,982 |
| HCA, 6.50%, 2/15/20 | 113,940,000 | 124,479 |
| HCA, 8.00%, 10/1/18 | 66,175,000 | 72,131 |
| Hilton, 4.25%, 9/1/24 (4) | 10,175,000 | 9,857 |
| Hilton Worldwide, 5.625%, 10/15/21 | 43,195,000 | 44,491 |
| Hockey Merger, 7.875%, 10/1/21 (4) | 88,700,000 | 93,578 |
| Hologic, 5.25%, 7/15/22 | 41,280,000 | 43,499 |
| HUB International, 9.25%, 2/15/21 (4) | 18,035,000 | 18,554 |
| IHS Markit, 5.00%, 11/1/22 (4) | 33,410,000 | 34,579 |
| Iron Mountain, 4.375%, 6/1/21 (4) | 9,600,000 | 9,792 |
| Iron Mountain, 5.75%, 8/15/24 | 38,150,000 | 39,199 |
| Iron Mountain, 6.00%, 10/1/20 (4) | 42,322,000 | 44,544 |
| Iron Mountain, 6.00%, 8/15/23 | 1,900,000 | 2,019 |
| Johnson & Johnson, 1.125%, 11/21/17 | 10,360,000 | 10,347 |
| JPMorgan Chase, VR, 5.30%, 12/29/49 | 75,315,000 | 76,821 |
| Kroger, 2.00%, 1/15/19 | 9,645,000 | 9,668 |
| Lamar Media, 5.875%, 2/1/22 | 11,070,000 | 11,374 |
| Lennox International, 3.00%, 11/15/23 | 6,420,000 | 6,210 |
| Level 3 Financing, 5.375%, 8/15/22 | 26,200,000 | 26,986 |
| Level 3 Financing, 5.625%, 2/1/23 | 22,225,000 | 22,725 |
| Levi Strauss, 6.875%, 5/1/22 | 32,181,000 | 33,790 |
| Limited Brands, 6.625%, 4/1/21 | 63,980,000 | 72,057 |
| Limited Brands, 7.00%, 5/1/20 | 12,275,000 | 13,794 |
| Limited Brands, 8.50%, 6/15/19 | 33,840,000 | 38,831 |
| Manitowoc Foodservice, 9.50%, 2/15/24 | 3,740,000 | 4,329 |

| | | |
|---|---|---|
| Marsh & McLennan, 2.35%, 3/6/20 | 8,660,000 | 8,601 |
| Marsh & McLennan, 3.30%, 3/14/23 | 4,820,000 | 4,894 |
| Matador Resources, 6.875%, 4/15/23 | 23,475,000 | 24,707 |
| McDonald's, 2.10%, 12/7/18 | 3,705,000 | 3,726 |
| Medtronic, 1.50%, 3/15/18 | 27,345,000 | 27,314 |
| Medtronic, 2.50%, 3/15/20 | 21,065,000 | 21,243 |
| MetroPCS Wireless, 6.625%, 11/15/20 | 39,565,000 | 40,554 |
| Mirant, EC, 7.9%, 7/15/49 (1)(4)(5) | 16,000,000 | — |
| Moog, 5.25%, 12/1/22 (4) | 5,795,000 | 5,911 |
| MPLX, 4.50%, 7/15/23 | 116,509,000 | 118,257 |
| MPLX, 4.875%, 12/1/24 | 13,250,000 | 13,548 |
| MPLX, 5.50%, 2/15/23 | 75,618,000 | 78,643 |
| MSCI, 5.25%, 11/15/24 (4) | 11,200,000 | 11,676 |
| MSCI, 5.75%, 8/15/25 (4) | 21,200,000 | 22,472 |
| National Rural Utilities Cooperative Finance, 0.95%, 4/24/17 | 7,645,000 | 7,639 |
| Netflix, 4.375%, 11/15/26 (4) | 13,000,000 | 12,610 |
| NXP, 3.75%, 6/1/18 (4) | 171,614,000 | 174,188 |
| NXP, 4.125%, 6/15/20 (4) | 3,625,000 | 3,752 |
| NXP, 5.75%, 2/15/21 (4) | 58,000,000 | 59,885 |
| ONEOK Partners, 2.00%, 10/1/17 | 5,495,000 | 5,500 |
| PepsiCo, 1.25%, 4/30/18 | 7,450,000 | 7,433 |
| Pfizer, 1.20%, 6/1/18 | 63,900,000 | 63,745 |
| PNC Financial Services Group, VR, 5.00%, 12/29/49 | 53,730,000 | 51,849 |
| Range Resources, 4.875%, 5/15/25 | 29,485,000 | 28,453 |
| Range Resources, 5.00%, 8/15/22 (4) | 17,988,000 | 17,898 |
| Range Resources, 5.00%, 3/15/23 (4) | 46,115,000 | 45,711 |
| Regions Bank, 7.50%, 5/15/18 | 250,000 | 268 |
| Reynolds Group Holdings, 5.75%, 10/15/20 | 69,600,000 | 71,775 |
| Reynolds Group Holdings, VR, 4.38%, 7/15/21 (4) | 38,325,000 | 39,187 |
| Reynolds Group Holdings, VR, 6.875%, 2/15/21 | 6,060,067 | 6,227 |

| | | |
|---|---|---|
| Rite Aid, 6.75%, 6/15/21 | 55,210,000 | 57,901 |
| Rite Aid, 9.25%, 3/15/20 | 82,361,000 | 85,347 |
| SBA Communications, 4.875%, 7/15/22 | 63,143,000 | 63,932 |
| SBA Communications, 4.875%, 9/1/24 (4) | 94,050,000 | 92,757 |
| Service Corporation International, 5.375%, 5/15/24 | 4,450,000 | 4,628 |
| Shell International Finance, VR, 1.352%, 5/11/20 | 49,720,000 | 49,715 |
| Sirius XM Radio, 5.75%, 8/1/21 (4) | 22,550,000 | 23,480 |
| Sirius XM Radio, 6.00%, 7/15/24 (4) | 44,025,000 | 46,061 |
| Six Flags, 5.25%, 1/15/21 (4) | 123,163,000 | 126,550 |
| Southern California Gas, 3.20%, 6/15/25 | 24,060,000 | 24,453 |
| Southern Company, 1.55%, 7/1/18 | 29,935,000 | 29,907 |
| Southern Company, 1.85%, 7/1/19 | 14,870,000 | 14,808 |
| Spectrum Brands, 6.625%, 11/15/22 | 16,300,000 | 17,298 |
| State Street, VR, 5.25%, 12/29/49 | 33,460,000 | 34,046 |
| Suburban Propane Partners, 7.375%, 8/1/21 | 15,088,000 | 15,692 |
| Synovus Financial, 5.125%, 6/15/17 | 205,000 | 207 |
| T-Mobile USA, 5.25%, 9/1/18 | 6,110,000 | 6,186 |
| T-Mobile USA, 6.542%, 4/28/20 | 98,615,000 | 101,327 |
| Targa Resources, 4.25%, 11/15/23 | 22,890,000 | 21,889 |
| Targa Resources Partners, 4.125%, 11/15/19 | 9,620,000 | 9,740 |
| Targa Resources Partners, 5.25%, 5/1/23 | 20,642,000 | 20,745 |
| Teleflex, 4.875%, 6/1/26 | 7,725,000 | 7,648 |
| Time Warner Cable, 5.85%, 5/1/17 | 14,745,000 | 14,952 |
| Time Warner Cable, 6.75%, 7/1/18 | 34,800,000 | 37,157 |
| Treehouse Foods, 6.00%, 2/15/24 (4) | 4,390,000 | 4,609 |
| Trinity Acquisition, 4.40%, 3/15/26 | 19,610,000 | 19,712 |
| UnitedHealth Group, 1.40%, 12/15/17 | 11,630,000 | 11,633 |
| UnityMedia, 5.50%, 1/15/23 (4) | 89,279,000 | 92,181 |
| UnityMedia, 6.125%, 1/15/25 (4) | 51,158,000 | 52,565 |
| UPC Holding, 6.375%, 9/15/22 (EUR) (4) | 36,175,000 | 40,499 |

| | | |
|---|---|---|
| US Airways, 3.95%, 5/15/27 | 9,200,399 | 9,407 |
| US Airways, 4.625%, 12/3/26 | 1,464,158 | 1,552 |
| US Airways, 5.375%, 5/15/23 | 2,877,608 | 3,021 |
| US Airways, 6.25%, 10/22/24 | 10,442,634 | 11,617 |
| US Airways, 6.75%, 12/3/22 | 2,414,361 | 2,623 |
| US Airways, 8.50%, 10/22/18 | 839,873 | 856 |
| Virgin Media, 5.25%, 1/15/26 (4) | 26,620,000 | 26,121 |
| Virgin Media, 6.00%, 4/15/21 (GBP) (4) | 5,449,491 | 6,985 |
| Virgin Media Finance, 6.00%, 10/15/24 (4) | 28,100,000 | 28,732 |
| Virginia Electric & Power, 3.15%, 1/15/26 | 10,335,000 | 10,247 |
| Visa, 1.20%, 12/14/17 | 78,925,000 | 78,914 |
| Walgreens Boots Alliance, 1.75%, 5/30/18 | 20,065,000 | 20,072 |
| WellCare Health Plans, 5.75%, 11/15/20 | 21,904,000 | 22,534 |
| Xylem, 3.25%, 11/1/26 | 5,110,000 | 4,963 |
| Xylem, 4.875%, 10/1/21 | 3,095,000 | 3,339 |
| Yum! Brands, 3.75%, 11/1/21 | 69,055,000 | 69,918 |
| Yum! Brands, 3.875%, 11/1/20 | 21,500,000 | 21,930 |
| Yum! Brands, 3.875%, 11/1/23 | 11,700,000 | 11,261 |
| Yum! Brands, 5.30%, 9/15/19 | 1,900,000 | 2,014 |
| Yum! Brands, 6.25%, 3/15/18 | 15,350,000 | 16,117 |
| Ziggo Secured Finance, 5.50%, 1/15/27 (4) | 60,650,000 | 59,134 |
| Total Corporate Bonds (Cost $5,699,041) | | 5,763,723 |

**BANK LOANS 3.0% (6)**

| | | |
|---|---|---|
| Avago Technologies, VR, 3.704%, 2/1/23 | 7,935,125 | 8,044 |
| Burger King, VR, 3.75%, 12/10/21 | 17,808,945 | 17,954 |
| Charter Communications, VR, 3.00%, 1/3/21 | 9,584,906 | 9,622 |
| Charter Communications, VR, 3.02%, 7/1/20 | 13,847,750 | 13,906 |
| Chobani, VR, 5.25%, 10/9/23 | 41,000,000 | 41,564 |
| DaVita HealthCare Partners, VR, 3.52%, 6/24/21 | 51,693,632 | 52,133 |
| DE Master Blenders, Series B1, VR, 4.25%, 7/2/22 (EUR) | 2,121,115 | 2,257 |

| | | |
|---|---|---|
| **BOND MUTUAL FUNDS 0.3%** | | |
| T. Rowe Price Institutional Floating Rate Fund, 3.81% (3)(8) | 7,478,181 | 75,380 |
| Total Bond Mutual Funds (Cost $71,996) | | 75,380 |
| **SHORT-TERM INVESTMENTS 7.8%** | | |
| **Money Market Funds 7.8%** | | |
| T. Rowe Price Government Reserve Fund, 0.43% (3)(9) | 2,064,389,808 | 2,064,390 |
| Total Short-Term Investments (Cost $2,064,390) | | 2,064,390 |
| **Total Investments in Securities** | | |
| **98.6% of Net Assets (Cost $22,556,713)** | | **$ 26,056,558** |

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) All or a portion of this security is pledged to cover written call options at December 31, 2016.
(3) Affiliated Company
(4) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $1,484,533 and represents 5.6% of net assets.
(5) Level 3 in fair value hierarchy. See Note 2.
(6) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.
(7) Shares/Par amount represents either the total number of shares or total contract value of the securities underlying the options. See Note 3.
(8) SEC 30-day yield
(9) Seven-day yield
CHF Swiss Franc
EC Escrow CUSIP; represents a beneficial interest in a residual pool of bankruptcy assets; the amount and timing of future distributions, if any, is uncertain[; when presented, interest rate and maturity date are those of the original security].
EUR Euro
GBP British Pound
REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder
STEP Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s).
VR Variable Rate; rate shown is effective rate at period-end.

**OPTIONS WRITTEN (0.5)%** (7)

| | | |
|---|---|---|
| Alphabet, Call, 1/20/17 @ $795.00 | 87,800 | (413) |
| Alphabet, Call, 1/20/17 @ $800.00 | 127,300 | (458) |
| Alphabet, Call, 1/20/17 @ $800.00 | 24,200 | (253) |
| Alphabet, Call, 1/20/17 @ $820.00 | 35,200 | (37) |
| Alphabet, Call, 1/20/17 @ $840.00 | 35,200 | (14) |
| Alphabet, Call, 1/20/17 @ $900.00 | 65,200 | (11) |
| Alphabet, Call, 1/19/18 @ $840.00 | 30,200 | (1,459) |
| Alphabet, Call, 1/19/18 @ $860.00 | 30,200 | (1,247) |
| Alphabet, Call, 1/19/18 @ $880.00 | 90,900 | (3,032) |
| Alphabet, Call, 1/19/18 @ $900.00 | 147,800 | (4,109) |
| Alphabet, Call, 1/19/18 @ $920.00 | 111,200 | (2,758) |
| Alphabet, Call, 1/19/18 @ $940.00 | 95,500 | (1,977) |
| Altria Group, Call, 1/20/17 @ $65.00 | 1,060,800 | (3,177) |
| Altria Group, Call, 1/20/17 @ $67.50 | 1,060,700 | (1,209) |
| Amazon, Call, 1/19/18 @ $1,000.00 | 80,100 | (1,796) |
| American Tower, Call, 1/20/17 @ $105.00 | 127,000 | (311) |
| American Tower, Call, 1/20/17 @ $110.00 | 247,400 | (136) |
| American Tower, Call, 1/20/17 @ $115.00 | 248,600 | (37) |
| Apple, Call, 1/20/17 @ $105.00 | 528,800 | (5,870) |
| Apple, Call, 1/20/17 @ $110.00 | 528,800 | (3,318) |
| Apple, Call, 1/20/17 @ $115.00 | 1,509,900 | (3,578) |
| Autozone, Call, 1/20/17 @ $840.00 | 33,600 | (36) |
| Bank of New York Mellon, Call, 1/20/17 @ $45.00 | 2,045,900 | (5,841) |
| Bank of New York Mellon, Call, 1/20/17 @ $47.00 | 1,400,000 | (1,939) |
| Boeing, Call, 1/20/17 @ $160.00 | 198,500 | (242) |
| Boeing, Call, 1/20/17 @ $165.00 | 198,500 | (68) |
| Boeing, Call, 1/20/17 @ $170.00 | 198,500 | (20) |
| Bristol-Myers Squibb, Call, 1/19/18 @ $50.00 | 1,649,800 | (17,943) |
| Comcast, Call, 1/20/17 @ $65.00 | 686,700 | (3,090) |

| | | |
|---|---|---|
| Comcast, Call, 1/20/17 @ $70.00 | 236,200 | (221) |
| CVS Health, Call, 1/20/17 @ $100.00 | 283,700 | (3) |
| CVS Health, Call, 1/20/17 @ $105.00 | 417,400 | (4) |
| CVS Health, Call, 1/20/17 @ $110.00 | 719,300 | (11) |
| CVS Health, Call, 1/20/17 @ $115.00 | 320,000 | (13) |
| Danaher, Call, 1/20/17 @ $87.50 | 637,100 | (16) |
| Danaher, Call, 1/20/17 @ $100.00 | 303,600 | (1,564) |
| Danaher, Call, 1/20/17 @ $105.00 | 834,600 | (1,210) |
| Danaher, Call, 1/20/17 @ $110.00 | 531,100 | (80) |
| Danaher, Call, 1/20/17 @ $115.00 | 213,100 | (53) |
| Danaher, Call, 1/19/18 @ $90.00 | 664,200 | (1,212) |
| Lowe's, Call, 1/20/17 @ $80.00 | 175,300 | (8) |
| Lowe's, Call, 1/20/17 @ $82.50 | 175,300 | (12) |
| Lowe's, Call, 1/20/17 @ $85.00 | 838,200 | (8) |
| Lowe's, Call, 1/20/17 @ $87.50 | 320,200 | (26) |
| Lowe's, Call, 1/20/17 @ $90.00 | 648,600 | (3) |
| Lyondellbasell Industries, Call, 1/20/17 @ $90.00 | 136,000 | (71) |
| Lyondellbasell Industries, Call, 1/20/17 @ $87.50 | 1,190,200 | (1,488) |
| Microsoft, Call, 1/20/17 @ $57.50 | 2,171,000 | (10,422) |
| Microsoft, Call, 1/20/17 @ $60.00 | 390,700 | (987) |
| Microsoft, Call, 1/20/17 @ $62.50 | 2,256,000 | (1,940) |
| Microsoft, Call, 1/20/17 @ $65.00 | 3,380,100 | (439) |
| PepsiCo, Call, 1/20/17 @ $100.00 | 285,300 | (1,441) |
| PepsiCo, Call, 1/20/17 @ $105.00 | 626,000 | (754) |
| PepsiCo, Call, 1/20/17 @ $110.00 | 1,007,500 | (71) |
| Philip Morris International, Call, 1/20/17 @ $92.50 | 518,800 | (498) |
| Philip Morris International, Call, 1/20/17 @ $95.00 | 967,400 | (261) |
| Philip Morris International, Call, 1/20/17 @ $97.50 | 967,500 | (131) |
| Philip Morris International, Call, 1/20/17 @ $110.00 | 203,500 | (8) |
| Texas Instruments, Call, 1/20/17 @ $60.00 | 448,300 | (5,895) |

## Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2016. Purchase and sales cost and investment income reflect all activity for the period then ended.

| Affiliate | Purchase Cost | Sales Cost | Investment Income | Value 12/31/16 | Value 12/31/15 |
|---|---|---|---|---|---|
| NetScout Systems | $ — | $ 108,047 | $ — | $ — | $ 189,345 |
| PerkinElmer | 69,477 | 477 | 1,463 | 337,443 | — |
| SCE Trust I | — | 33 | 965 | 15,992 | 17,393 |
| SCE Trust II | — | 4 | 136 | 2,361 | 2,622 |
| SCE Trust III | — | 62 | 1,668 | 29,546 | 31,098 |
| SCE Trust IV | — | 143 | 3,596 | 66,002 | 72,789 |
| SCE Trust V | 15,625 | — | 655 | 15,788 | — |
| T. Rowe Price Institutional Floating Rate Fund | 3,171 | — | 3,152 | 75,380 | 69,798 |
| T. Rowe Price Government Reserve Fund + | ¤ | ¤ | 9,061 | 2,064,390 | 3,631,348 |
| Totals | | | $ 20,696 | $ 2,606,902 | $ 4,014,393 |

+ At December 31, 2015, the underlying fund's name was T. Rowe Price Reserve Investment Fund.
¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

| | |
|---|---|
| Investment in securities, at cost | $ 2,590,803 |
| Dividend income | 20,696 |
| Interest income | — |
| Investment income | $ 20,696 |
| Realized gain (loss) on securities | $ 28,549 |
| Capital gain distributions from mutual funds | $ — |

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

## Statement of Changes in Net Assets

($000s)

| | Year Ended 12/31/16 | 12/31/15 |
|---|---|---|
| **Increase (Decrease) in Net Assets** | | |
| Operations | | |
| Net investment income | $ 431,557 | $ 329,229 |
| Net realized gain | 623,538 | 1,805,691 |
| Change in net unrealized gain / loss | 957,241 | (891,035) |
| Increase in net assets from operations | 2,012,336 | 1,243,885 |
| Distributions to shareholders | | |
| Net investment income | | |
| Investor Class | (362,948) | (319,803) |
| Advisor Class | (16,105) | (14,094) |
| I Class | (19,236) | – |
| Net realized gain | | |
| Investor Class | (451,491) | (1,759,071) |
| Advisor Class | (25,667) | (98,186) |
| I Class | (22,815) | – |
| Decrease in net assets from distributions | (898,262) | (2,191,154) |
| Capital share transactions* | | |
| Shares sold | | |
| Investor Class | 2,857,563 | 3,041,137 |
| Advisor Class | 337,805 | 349,666 |
| I Class | 1,283,034 | 2,860 |
| Distributions reinvested | | |
| Investor Class | 777,845 | 1,978,826 |
| Advisor Class | 41,567 | 112,075 |
| I Class | 38,979 | – |
| Shares redeemed | | |
| Investor Class | (3,943,950) | (2,850,249) |
| Advisor Class | (384,267) | (314,869) |
| I Class | (54,071) | – |
| Increase in net assets from capital share transactions | 954,505 | 2,319,446 |
| **Net Assets** | | |
| Increase during period | 2,068,579 | 1,372,177 |
| Beginning of period | 24,362,470 | 22,990,293 |
| **End of period** | **$ 26,431,049** | **$ 24,362,470** |

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Capital Appreciation Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in common stocks. It may also hold fixed-income and other securities to help preserve principal value. The fund has three classes of shares: the Capital Appreciation Fund (Investor Class), the Capital Appreciation Fund–Advisor Class (Advisor Class), and the Capital Appreciation Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $166,000 for the year ended December 31, 2016.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2016, the fund realized $11,854,000 of net gain on $39,921,000 of in-kind redemptions.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Trustees (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2016:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2016.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2016, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2016, the fund held equity derivatives with a fair value of $8,620,000, included in Securities, and $121,078,000, included in Written Options, on the accompanying Statement of Assets and Liabilities.

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2016, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount determined. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. As of December 31, 2016, no collateral was pledged by either the fund or counterparties for bilateral derivatives.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and, for written options, potential losses in excess of the fund’s initial investment. During the year ended December 31, 2016, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 8% and 16% of net assets. Transactions in written options and related premiums received during the year ended December 31, 2016, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt At December 31, 2016, approximately 19% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Investments in noninvestment-grade holdings may be considered speculative.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $15,715,174,000 and $13,899,843,000, respectively, for the year ended December 31, 2016.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind or a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the character of net currency losses. For the year ended December 31, 2016, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2016 and December 31, 2015, were characterized for tax purposes as follows:

At December 31, 2016, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. During the year ended December 31, 2016, the fund utilized $17,463,000 of capital loss carryforwards. In accordance with federal tax laws applicable to investment companies, specified net losses realized between November 1 and December 31 are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2016, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, and brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. Pursuant to this agreement, less than $1,000 of expenses were repaid to Price Associates during the year ended December 31, 2016.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended December 31, 2016, expenses incurred pursuant to these service agreements were $67,000 for Price Associates; $5,897,000 for T. Rowe Price Services, Inc.; and $2,036,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the year ended December 31, 2016, are as follows:

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2016, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of December 31, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
T. Rowe Price Capital Appreciation Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Capital Appreciation Fund (the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2017

Tax Information (Unaudited) for the Tax Year Ended 12/31/16

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$562,393,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $314,741,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $234,633,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Trustees and Officers

Your fund is overseen by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” Trustees are employees or officers of T. Rowe Price. The business address of each Trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund Trustees and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to 2016); Chairman
2009	of the Board, Mesa Biotech, a molecular diagnostic company
[187]	(March 2016 to present); Director, Radiology Partners, an integrated radiology practice management company (June 2016 to present);
Director, Novartis, Inc. (2009 to 2014); Director, IBM (2007
to present)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Advisory Board Member, Deutsche Bank
[187]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Bruce W. Duncan	Chief Executive Officer and Director (2009 to present), Chairman
(1951)	of the Board (January 2016 to present), and President (2009
2013	to September 2016), First Industrial Realty Trust, an owner and
[187]	operator of industrial properties; Chairman of the Board (2005 to
May 2016) and Director (1999 to May 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Director, Boston Properties
(May 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[187]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[187]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization (2011
[187]	to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Program (2011 to present)
and Board Member (2015 to present), National Bureau of Economic
Research (2011 to present); Chair of Committee on the Status of
Minority Groups in the Economic Profession (2012 to present) and
Vice President (2015 to present), American Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2001	Cochairman of the Investment Committee, Blackstone Real Estate
[187]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[187]

*Each independent trustee serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[187]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe
(1955)	Price; Chairman of the Board, Chief Investment Officer, Director, and
2006	Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe
[131]	Price Trust Company; Director, United Technologies (January 2016
to present)

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Capital Appreciation Fund	Principal Occupation(s)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Jon M. Friar (1982)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Nina P. Jones, CPA (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Vidya Kadiyam (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Steven D. Krichbaum (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Paul M. Massaro, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Farris G. Shuggi (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Susan G. Troll, CPA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Tamara P. Wiggs (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,146,000 and $2,158,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Appreciation Fund

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 16, 2017